SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 26, 2004

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

 Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b)).

____          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On October 26, 2004, Brinker International, Inc. issued a Press Release announcing its first quarter fiscal 2005 results.  A copy of the Press Release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

99   Press Release, dated October 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: October 29, 2004	By: /s/ Douglas H. Brooks
Douglas H. Brooks
President and Chief Executive Officer